                                 EXHIBIT 10.6


                                FIRST AMENDMENT
                                      TO
                         SECOND AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT dated as of February 4, 1997 is entered into by and among PEN-TAB INDUSTRIES, INC., a Delaware corporation (the "Borrower"), Pen-Tab Holdings, Inc. (formerly known as Pen-Tab Industries, Inc.), a Virginia corporation (the "Parent") and BANK OF AMERICA ILLINOIS (the Bank").


                                  WITNESETH:
                                  ---------

     WHEREAS, the borrower, the Parent and the Bank are parties to a certain Second Amended and Restated Loan and Security Agreement dated as of February 4, 1997 (herein called the "Credit Agreement"); and

     WHEREAS, the borrower and the parent wish to amend the Credit Agreement to contract the Termination Date and remove the commitment fee;

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Parent and the Bank hereby agree as follows:

     SECTION 1.   AMENDMENTS.
                  ----------

     In reliance on the Borrower's and the Parent's warranties set forth in
Section 2 below, as of the date hereof the Credit Agreement is amended as
---------
follows:

     (a) the definition of Termination Date in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

     "Termination Date" menas February 3, 1998.

     (b) Section 2.7 of the Credit Agreement is amended to read in its entirety as follows:

     Section 2.7.  Intentionally Deleted

     SECTION 2.  WARRANTIES.
                 ----------

     To induce the Bank to enter into this agreement, the borrower and the Parent warrant to the Bank as of the date hereof that:
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         (a) The representations and warranties contained in the Credit
    Agreement and the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date); and

         (b) No Default or Event of Default has occurred and is containing.

         SECTION 3.  GENERAL.
                     -------

         (a) Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

         (b) As hereby modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

         (c) This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Parent and the Bank and the respective successors and assigns of such Persons.

         (d) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.



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Delivered at Chicago, Illinois, as of the date and year first above written.

                                       BANK OF AMERICA ILLINOIS

                                       By: /s/ L. Richard DiDonato
                                          -----------------------------------
                                       Name: L. Richard DiDonato
                                       Title: Vice President


                                       PEN-TAB INDUSTRIES, INC., a
                                       Delaware corporation

                                       By: /s/ William Leary
                                          -----------------------------------
                                       Name: William Leary
                                       Title: Vice President


                                       PEN-TAB HOLDINGS, INC. (formerly
                                       known as Pen-Tab Industries, Inc.),
                                       a Virginia Corporation

                                       By: /s/ William Leary
                                          -----------------------------------
                                       Name: William Leary
                                       Title: Vice President



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